Lincoln Benefit Life Company
Lincoln Benefit Life Variable Life Account

Supplement dated October 27, 2023,
to the Prospectuses, each dated May 1, 2023,
for the following policies:

TotalAccumulatorSM Variable Adjustable Life Insurance
Investor’s Select Variable Universal Life Insurance
Consultant Variable Universal Life Insurance
Consultant Accumulator Variable Universal Life Insurance
(each, a “Policy” and collectively, the “Policies”)

This supplement amends certain information in the above-referenced Prospectus for each Policy.

Information Change for the Office that Administers Your Policy

Effective November 3, 2023, the mailing address for the third-party administrator that receives transfer requests, and general servicing requests and correspondences on behalf of Lincoln Benefit Life Company for your Policy will change. Please use the following new contact information beginning November 3, 2023:

Lincoln Benefit Life Company
PO Box 4324
Clinton, IA 52733-4324

We will continue to accept transfer requests and general servicing requests and correspondences at the old address until November 1, 2024. After this date, requests and elections sent to an address other than the one provided above, may be returned or there may be a delay in processing.

Please note: The address to which you send your premium and/or loan payments is not changing, but for your convenience we have included this information below.

Payment Address: Lincoln Benefit Life Company
P.O. Box 856782
Minneapolis, MN 55485-6782

This change does not affect any of your Policy’s contractual provisions. All rights and benefits you have with your Policy remain the same.

Please keep this supplement together with your Prospectus for future reference.